EXHIBIT 21--SUBSIDIARIES OF THE REGISTRANT
Capitol Bancorp Ltd.
December 31, 2008

Name of Subsidiary	State or Other Jurisdiction of Incorporation

Consolidated Subsidiaries:
Ann Arbor Commerce Bank	Michigan
Arrowhead Community Bank	Arizona
Bank of Auburn Hills (51% owned)	Michigan
Bank of Belleville (51% owned)	Illinois
Bank of Bellevue (51% owned)	Washington
Bank of Escondido	California
Bank of Las Vegas	Nevada
Bank of Michigan (51% owned)	Michigan
Bank of San Francisco (51% owned)	California
Bank of Tucson	Arizona
Black Mountain Community Bank	Nevada
Brighton Commerce Bank	Michigan
Camelback Community Bank	Arizona
Capitol National Bank	United States (national bank)
Central Arizona Bank (73% owned)	Arizona
Desert Community Bank	Nevada
Detroit Commerce Bank	Michigan
Elkhart Community Bank	Indiana
First Carolina State Bank (89% owned)	North Carolina
Goshen Community Bank	Indiana
Grand Haven Bank	Michigan
Kent Commerce Bank	Michigan
Macomb Community Bank	Michigan
Mesa Bank	Arizona
Muskegon Commerce Bank	Michigan
Napa Community Bank (87% owned)	California
Oakland Commerce Bank	Michigan
Paragon Bank & Trust	Michigan
Capitol Wealth Insurance Agency, Inc. (100% owned)	Michigan
BAIA Acquisition Company, LLC (100% owned)	Michigan
Peoples State Bank	Georgia
Point Loma Community Bank (51% owned)	California
Portage Commerce Bank	Michigan
Red Rock Community Bank	Nevada
Southern Arizona Community Bank	Arizona
Sunrise Bank of Albuquerque	New Mexico
Sunrise Bank of Arizona	Arizona
Sunrise Bank of San Diego	California
Yuma Community Bank	Arizona

Capitol Trust I	Delaware
Capitol Trust II	Delaware
Capitol Statutory Trust III	Connecticut
Capitol Trust IV	Delaware
Capitol Trust VI	Delaware
Capitol Trust VII	Delaware
Capitol Statutory Trust VIII	Connecticut

EXHIBIT 21--SUBSIDIARIES OF THE REGISTRANT
Capitol Bancorp Ltd.
December 31, 2008

Name of Subsidiary	State or Other Jurisdiction of Incorporation

Consolidated Subsidiaries—continued:
Capitol Trust IX	Delaware
Capitol Trust X	Delaware
Capitol Trust XI	Delaware
Capitol Trust XII	Delaware

Capitol Bancorp Colorado Ltd. (100% owned)	Colorado
Fort Collins Commerce Bank (51% owned)	Colorado

Capitol Bancorp Colorado Ltd. II (100% owned)	Colorado
Larimer Bank of Commerce (51% owned)	Colorado
Loveland Bank of Commerce (51% owned)	Colorado

Capitol Development Bancorp Limited III (6% owned)	Michigan
Bank of Santa Barbara (51% owned)	California
Community Bank of Rowan (51% owned)	North Carolina
Summit Bank of Kansas City (55% owned)	Missouri

Capitol Development Bancorp Limited IV (7% owned)	Michigan
Capitol Wealth, Inc. (100% owned)	Michigan
Capitol Wealth Asset Management, LLC (100% owned)	Michigan
Clemson Holding, LLC (100% owned)	Michigan
Ft. Myers Holdings, LLC (51% owned)	Michigan
Asian Bank of Arizona (51% owned)	Arizona
Bank of Valdosta (56% owned)	Georgia
Evansville Commerce Bank (51% owned)	Indiana
Sunrise Bank of Atlanta (51% owned)	Georgia

Capitol Development Bancorp Limited V (6% owned)	Michigan
1st Commerce Bank (51% owned)	Nevada
Adams Dairy Bank (51% owned)	United States (federal savings bank)
Bank of Everett (51% owned)	Washington
Bank of Feather River (51% owned)	California
Bank of Maumee (51% owned)	United States (federal savings bank)
Ohio Commerce Bank (51% owned)	United States (federal savings bank)

Capitol Development Bancorp Limited VI (6% owned)	Michigan
Bank of Fort Bend (51% owned)	United States (federal savings bank)
Bank of Las Colinas (51% owned)	United States (federal savings bank)
Bank of Tacoma (51% owned)	Washington
High Desert Bank (55% owned)	United States (federal savings bank)
Issaquah Community Bank (51% owned)	Washington
Sunrise Community Bank (51% owned)	California
USNY Bank (51% owned)	New York

EXHIBIT 21--SUBSIDIARIES OF THE REGISTRANT
Capitol Bancorp Ltd.
December 31, 2008

Name of Subsidiary	State or Other Jurisdiction of Incorporation

Consolidated Subsidiaries—continued:
Capitol Development Bancorp Limited VII (7% owned)	Michigan
Capitol Bancorp Colorado Ltd. III (100% owned)	Colorado
Mountain View Bank of Commerce (51% owned)	Colorado
Colonia Bank (51% owned by CDBL-VII))	Arizona
Community Bank of Lincoln (51% owned)	United States (federal savings bank)
Pisgah Community Bank (51% owned)	North Carolina

Capitol Development Bancorp Limited VIII (14% owned)	Michigan

Capitol Bean Counter, LLC	Michigan

Capitol Capital, LLC	Michigan

Capitol Bancorp Leasing, Inc.	Michigan

CBL Real Estate Holdings, LLC	Michigan

Financial Center Corporation	Michigan

Unconsolidated Subsidiary:

Amera Mortgage Corporation, Inc. (less than 50% owned by equity method investee)	Michigan

Inactive Subsidiaries:

CBL Real Estate, LLC	Michigan

CBL R E Holdings, LLC	Michigan

MOI, Inc. (wholly-owned subsidiary of Oakland Commerce Bank)	Michigan